SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             October 17, 1997
                                                             ----------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                  1-10726                     13-3585278
----------------------------     ------------              ------------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)            File Number)              Identification No.)




230 Park Avenue, New York, New York                              10169
----------------------------------------                      -------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                             Exhibit Index -- Page 5

                                Page 1 of 4 Pages




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Item 5.  Other Events.


Asset Acquisition

         On October 17, 1997 (the "Closing Date"), WinStar Switch Acquisition Corp. ("WSAC"), a wholly owned subsidiary of WinStar Communications, Inc. ("WinStar", and together with WSAC, the "WinStar Parties"), consummated a purchase ("Asset Acquisition") of certain telecommunications assets (the "Assets") from US ONE Communications Corp. ("US ONE"), US ONE Communications Services Corp. and US ONE Communications of New York, Inc. (each individually a "Seller" and collectively, the "Sellers"), pursuant to the terms of an asset purchase agreement ("Asset Purchase Agreement"). The Assets included 12 Lucent 5 ESS-2000 switching systems and other non-switch assets. The Asset Acquisition required and received the approval of the United States Bankruptcy Court, District of Delaware ("Court"), because Sellers are debtors in possession under Chapter 11 of the United States Bankruptcy Code of 1978, as amended.

         The aggregate purchase price paid for the Assets was approximately $81.1 million, of which approximately $61.1 million was paid in cash at the closing and $20 million of which is payable by the WinStar Parties in cash and/or shares of the common stock of WinStar, at WinStar's discretion, on the effective date of Sellers' confirmed plan of reorganization.

         There exists no material relationship between the Sellers and WinStar or any of their respective affiliates.

Financing the Asset Acquisition

         In order to finance the cash portion of the purchase price and to pay certain expenses, on the Closing Date, WSAC borrowed $62.25 million (the "Loan") from Salomon Brothers Holding Company Inc and Credit Suisse First Boston (together, the "Lenders"). The Loan maturity date is April 22, 1998; provided, however, that WSAC must prepay the Loan (or portions thereof) with the proceeds of any sale by it of the purchased Assets and with proceeds obtained from certain financings. The Loan is guaranteed by WinStar and is secured by the telecommunications switches and related equipment, inventory and software included in the Assets.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Financial Statements.

         None.

                  Pro Forma Financial Information.

         None







                                        2


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                  Exhibits.

         10.1           Amended   and   Restated    Asset   Purchase
                        Agreement between the Sellers, WinStar and WSAC, dated as of October 17, 1997


         10.2 Credit Agreement, between WinStar, as guarantor, WSAC, as borrower, Salomon Brothers Holding Company Inc. and Credit Suisse First Boston (the "Lenders"), Credit Suisse First Boston, as documentation agent and Salomon Brothers Inc. as syndication agent and as collateral and administrative agent for the Lenders, dated as of October 17, 1997

         10.3 Security Agreement between WSAC, as grantor, and Salomon Brothers Inc., as collateral agent and administrative agent for the Secured Parties dated October 17, 1997

         99.1 Press Release made October 16, 1997 announcing execution of Asset Purchase Agreement

         99.2 Press Release made October 20, 1997 announcing consummation of the Asset Purchase


                                        3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 31, 1997         WINSTAR COMMUNICATIONS, INC.
                                  ------------------------------------
                                  (Registrant)


                                  /s/ Frederic E. Rubin
                                  -------------------------------------
                                  Frederic E. Rubin
                                  Treasurer



                                        4

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                                  EXHIBIT INDEX


Exhibit Number             Description


         10.1           Amended   and   Restated    Asset   Purchase
                        Agreement between the Sellers, WinStar and WSAC, dated as of October 17, 1997


         10.2 Credit Agreement, between WinStar, as guarantor, WSAC, as borrower, Salomon Brothers Holding Company Inc. and Credit Suisse First Boston (the "Lenders"), Credit Suisse First Boston, as documentation agent and Salomon Brothers Inc. as syndication agent and as collateral and administrative agent for the Lenders, dated as of October 17, 1997

         10.3 Security Agreement between WSAC, as grantor, and Salomon Brothers Inc., as collateral agent and administrative agent for the Secured Parties dated October 17, 1997

         99.1 Press Release made October 16, 1997 announcing execution of Asset Purchase Agreement

         99.2 Press Release made October 20, 1997 announcing consummation of the Asset Purchase

                                        5


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